Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 2011

KINGOLD JEWELRY, INC.
 (Name of Registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

15 Huangpu Science and Technology Park
Jiang’an District
Wuhan, Hubei Province, PRC 430023
(011) 86 27 65660703
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

In a press release dated August 12, 2011, Kingold Jewelry, Inc. provided revisions to its guidance for 2011. The information set forth in such press release is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01.  — Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release titled “Kingold Jewelry, Inc. Announces Recently Increased Guidance” issued by Kingold Jewelry, Inc. on August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:    August 15, 2011

Kingold Jewelry, Inc.

By:	/s/Bin Liu
Bin Liu Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Press release titled “Kingold Jewelry, Inc. Announces Recently Increased Guidance” issued by Kingold Jewelry, Inc. on August 12, 2011.